19
                                                                    d
                            SALE OF ASSETS AGREEMENT

     This Sale of Assets Agreement is entered in to this 16th day of April, 1997 by and among INTERNATIONAL HUMATE FERTILIZER CO., a Nevada corporation ("Seller"), and MIDWEST ENTERPRISE CONSULTANTS, INC., an Illinois corporation ("Purchaser").

     WHEREAS, Seller operates a business primarily engaged in the manufacture and sale of organic humate based fertilizer and animal feed ingredients. Seller's principal place of business is 908 N. Creston, Mesa, Arizona. Seller owns equipment, trade secrets, inventories, contract rights, leasehold interests, and miscellaneous assets used in connection with the operation of its business;

     WHEREAS, Purchaser desires to acquire substantially all the assets used or useful, or intended to be used, in the operation of Seller's business, and Seller desires to sell such assets to Purchaser.

     NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

Section  1.     Assets  Purchased;  Liabilities  Assumed.
-----------     -----------------------------------------

     1.1     Assets Purchased.  Seller agrees to sell to Purchaser and Purchaser
             -----------------
agrees to purchase from Seller, on the terms and conditions set forth in this Agreement, the assets set forth on Exhibit A hereto ("Assets").

     1.2     Liabilities  Assumed.  Purchaser  shall  accept  the assignment and
             ---------------------
assume responsibility for all unfilled orders from customers of Seller assigned to Purchaser pursuant to Section 1.1, shall assume responsibility of payment for purchase orders for inventory items that have been placed by Seller prior to the Closing Date but that will not be delivered until after the Closing Date, shall assume and perform any of Seller's obligations or other contracts listed on Exhibit B hereto, if any, and shall assume liability for such other liabilities of Seller to the extent set forth on Exhibit B hereto.

Section  2.     Excluded  Assets.  Assets  excluded  from this sale and purchase
-----------     ----------------
are:  none
---

Section  3.     Purchase  Price for Assets other than Inventories.  The purchase
-----------     --------------------------------------------------
price for the Assets shall be paid by the purchaser in payment in consideration with shares of common stock of the Purchaser. Said common shares of the Purchaser are of no par value.

Section  4.     Payment  of Purchase Price.  The price for the Asses, to be paid
-----------     ---------------------------
in the form of treasury shares of the purchaser is 5,884,614 common shares of Midwest Enterprise Consultants, Inc. common shares no par value due and deliverable at closing.

Section  5.     Adjustments.  The  operation  of  Seller's  business and related
-----------     ------------
income and expenses up to the close of business on the day before the Closing Date shall be for the account of Seller and thereafter for the account of

Purchaser. Expenses, including but not limited to utilities, personal property taxes, rents, real property taxes, wages, vacation pay, payroll taxes, and fringe benefits of employees of Seller, shall not be prorated between Seller and Purchaser as such shall be cut off on the close of business on the Closing Date.

Section  6.     Seller's  Representation  and  Warranties.  Seller represent and
-----------     -----------------------------------------
warrant  to  Purchaser  as  follows:
---

     6.1     Corporate  Existence.  Seller  is now and on Closing Date will be a
             ---------------------
corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. Seller has all requisite corporate power and authority to own, operate and/or lease the Assets, as the case may be, and to carry on its business as now being conducted.

     6.2     Authorization.  The  execution,  delivery,  and performance of this
             --------------
Agreement have been duly authorized and approved by the board of directors and shareholders of Seller, and this Agreement constitutes a valid and binding Agreement of Seller in accordance with its terms.

     6.3     Financial  Statements.  Attached  hereto  as Exhibit C are Seller's
             ----------------------
reviewed financial statement for the periods within seven days of closing, Seller shall submit to purchaser its reviewed Financial Statements for 1996 and 1997 year to date (Financial Statements). The Financial Statements are in accordance with the books and records of Seller and are true, correct, and complete; fairly present financial conditions of Seller at the dates of such Financial Statements and the results of its operations for the periods then ended; and were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Except as described in this Agreement, since the date of the Financial Statements there has been no material change in the financial condition of Seller.

     6.4     Title  to  Assets.  Except as may be described in Exhibit A of this
             ------------------
Agreement, Seller holds good and marketable title to the Assets, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens. pledges, charges, or encumbrances.

     6.5     Brokers  and Finders.  Seller has not employed any broker or finder
             ---------------------
in connection with the transactions contemplated by this Agreement, or taken actions that would give us rise to a valid claim against any party for a brokerage commission, finder's fee, or other like payment.

     6.6     Transfer  Not subject to Encumbrances or Third-Party Approval.  The
             --------------------------------------------------------------
execution and delivery of this Agreement by Seller and the consummation of the contemplated transactions, will not result in the creation or imposition of any valid lien, charge, or encumbrance on any of the Assets, and will not require the authorization, consent, or approval of any third party, including any governmental subdivision or regulatory agency.

     6.7     Labor  Agreements  and Disputes.  Seller is neither a party to, nor
             --------------------------------
otherwise subject to any collective bargaining or other agreement governing the wages, hours, and terms of employment of Seller's employees.

     6.8     ERISA and Related Matters.  Exhibit D, only if attached, sets forth
             --------------------------
a description of all "Employee Welfare Benefit Plans" and "Employee Pension Benefit Plans" (as defined in 3(1) and 3(2), respectively, of the Employee

Retirement Income Security Act of 1974, as amended ("ERISA")) existing on the date hereof that are or have been maintained or contributed to by the Seller, if any. Except if listed as Exhibit D, the Seller does not maintain any retirement or deferred compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangement for any employee, consultant or agent of the Corporation, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "Employee Benefit Plan" (as defined in e 3(3) of ERISA), for which the Seller may have any ongoing material liability after Closing. The Seller does not maintain nor has it ever contributed to any Multiemployer Plan as defined by e 3(37) of ERISA. The Seller does not currently maintain any Employee Pension Benefit Plan subject o Title IV of ERISA. There have been no "prohibited transactions" (as described in e 406 of ERISA or e 4975 of the Code) with respect to any Employee Pension Benefit Plan or Employee Welfare Benefit Plan maintained by the Seller as to which the Seller has been party a party. As to any employee pension benefit plan listed on Exhibit D and subject to Title IV of ERISA, there have been no reportable events (as such term is defined in e 4043 of ERISA).

     6.9     Compliance with Codes and Regulation.  Seller has no knowledge that
             -------------------------------------
leasehold improvements violate and provisions of any applicable building codes, fire regulations, building restrictions, or other ordinances, orders, or regulations.

     6.10     Litigation.  Seller  has  no  knowledge  of any claim, litigation,
              -----------
proceeding, or investigation pending or threatened against Seller that might result in any material adverse change in the business or condition of Assets being conveyed under this Agreement.

     6.11     Accuracy  of  Representations  and  Warranties.  None  of  the
              -----------------------------------------------
representations or warranties of Seller contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. Seller know of no fact that has resulted, or that in the reasonable judgment of Seller will result in a material change in the business, operations, or assets of Seller that has not been set forth in this Agreement or otherwise disclosed to Purchaser.

Section  7.     Representations  of  Purchaser.  Purchaser  represents  and
-----------     -------------------------------
warrants  as  follows:

     7.1     Corporate  Existence.  Purchaser  is  a corporation duly organized,
             ---------------------
validly existing, and in good standing under the laws of the State of Illinois. Purchaser has all requisite corporate power, shareholder approval and authority to enter into this Agreement and perform its obligations hereunder.

     7.2     Authorization.  The  execution,  delivery,  and performance of this
             --------------
Agreement have been duly authorized and approved by the board of directors and shareholders of Purchaser, and this Agreement constitutes a valid and binding Agreement of Purchaser in accordance with its terms.

     7.3     Brokers  and  Finders.  Purchaser  has  not  employed any broker or
             ----------------------
finder in connection with the transaction contemplated by this Agreement and has taken no action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or other like payment.

     7.4     Accuracy  of  Representations  and  Warranties.  None  of  the
             -----------------------------------------------
representations or warranties of Purchaser contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

Section  8.     Covenants  of  Seller.
-----------     ----------------------

     8.1     Seller's  Operation  of  Business  Prior to Closing.  Seller agrees
             ----------------------------------------------------
that  between  the  date  of  this  Agreement and the Closing Date, Seller will:

     8.1.1 Continue to operate the business that is the subject of this Agreement in the usual and ordinary course and in substantial conformity with all applicable laws, ordinances, regulations, rules, or orders, and will use its best efforts to preserve its business organization and preserve the continued operation of its customers, suppliers, and others having business relations with Seller.

     8.1.2 Not assign, sell, lease, or otherwise transfer or dispose of any of the assets used in the performance of its business, whether now owned or hereafter acquired, except in the normal and ordinary course of business and in connection with its normal operation.

     8.1.3 Maintain all of its assets other than inventories in their present condition, reasonable wear and tear and ordinary usage excepted, and maintain the inventories at levels normally maintained.

     8.2     Access  to  Premises and Information.  At reasonable times prior to
             -------------------------------------
the Closing Date, Seller will provide Purchaser and its representatives with reasonable access during business hours to the assets, titles, contracts, and records of Seller and furnish such additional information concerning Seller's business as Purchaser from time to time may reasonably request.

     8.3     Employee  Matters.
             ------------------

     8.3.1 Prior to Closing, Seller will deliver to Purchaser a list of the names of all persons on the payroll of Seller, together with a statement of amounts paid to each during Seller's most recent fiscal year and amounts-paid for services from the beginning of the current fiscal year to the Closing Date. Seller will also provide Purchaser with a schedule of all employee bonus arrangements and a schedule of other material compensation or personnel benefits or policies in effect.

     8.3.2 Prior to the Closing Date, Seller will not, without Purchaser's prior written consent, enter into any material agreement with its employees, increase the rate of compensation or bonus payable to or to become payable to any employee, or effect any changes in the management, personnel policies, or employee benefits, except in accordance with existing employment practices.

     8.3.3 Seller will undertake all action necessary or appropriate to permit Purchaser, if Purchaser so desires, to take over Seller's pension and profit-sharing plan, if any, as a successor employer, and will cooperate with Purchaser with respect to this undertaking.

     8.4     Conditions  and  Best Efforts.  Seller will use its best efforts to
             ------------------------------
effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the obligations of Seller under this Agreement, and will do all acts and things as may be required to carry out their respective obligations under this Agreement and consummate and complete this Agreement.

Section  9     Covenants  of  Purchaser
----------     ------------------------

     9.1     Conditions  and  Best Efforts.  Purchaser will use its best efforts
             ------------------------------
to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of Purchaser's obligations under this Agreement, and shall do all acts and things as may be required to carry out Purchaser's obligations and to consummate this Agreement.

     9.2     Confidential  Information.  If for any reason the sale of Assets is
             --------------------------
not closed, Purchaser will not disclose to third parties any confidential information received from Seller in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement.

Section 10.     Conditions Precedent to Purchaser's Obligations.  The obligation
-----------     ------------------------------------------------
of Purchaser to purchase the Assets is subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by Purchaser.

     10.1    Representations,  Warranties,  and  Covenants  of  Seller.  All
             ----------------------------------------------------------
representations and warranties made in this Agreement by Seller shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and, as of the Closing Date, Seller shall not have violated or shall have failed to perform in accordance with any covenant contained in this Agreement.

     10.2    Conditions  of  the  Business.  There  shall have been no  material
             ------------------------------
adverse change in the manner of operation of Seller's business prior to the Closing Date.

     10.3    No  Suits  or  Actions.  At  the  Closing Date no suit, action,  or
             -----------------------
other proceeding shall have been threatened or instituted to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.

Section  11.    Conditions Precedent to Obligations of Seller.  The  obligations
------------    ----------------------------------------------
of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or a portion of which may be waived in writing by Seller;

     11.1    Representations,  Warranties,  and  Covenants  or  Purchaser.   All
             -------------------------------------------------------------
representations and warranties made in this Agreement by Purchaser shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and Purchaser shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

Section  12.    Purchaser's  Acceptance.   Purchaser represents and acknowledges
------------    ------------------------
that it has entered in to this Agreement on the basis of its own examination, personal knowledge, and opinion of the value of the business. Purchaser has not relied on any representations made by Seller other than those specified in this Agreement. Purchaser further acknowledges that Seller has not made any agreement or promise to repair or improve any of the leasehold improvements, equipment, or other personal property being sold to Purchaser under this Agreement, and that Purchaser takes all such property in the condition existing on the date of this Agreement, except as otherwise provided in this Agreement.

Section  13.    Risk  of Loss.  The risk of loss, damage, or destruction to  any
------------    --------------
of the equipment, inventory, or other personal property to be conveyed to Purchaser under this Agreement shall be borne by Seller to the time of Closing. In the event of such loss, damage or destruction, Seller, to the extent reasonable, shall replace the lost property or repair or cause to repair the damaged property to its condition prior to the damage. If replacement, repairs, or restorations are not completed prior to Closing, then the purchase price shall be adjusted by an amount agreed upon by Purchaser and Seller that will be required to complete the replacement, repair, or restoration following Closing. If Purchaser and Seller are unable to agree, then Purchaser, at its sole option and notwithstanding any other provision of this Agreement, upon notice to Seller, may rescind this Agreement and declare it to be of no further force and effect, in which event there shall be deemed null and void. If, prior to Closing, any of the real properties that are the subject of the leases herein are damaged or destroyed, then Purchaser may rescind this Agreement in the manner provided above unless arrangements for repair satisfactory to all parties involved are made prior to Closing.

Section  14.    Indemnification  and  Survival
------------    ------------------------------

     14.1    Survival  of  Representations and Warranties.  All  representations
             ---------------------------------------------
and warranties made in this Agreement shall survive the Closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge prior to Closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give written notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate two (2) years from the Closing Date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

     14.2    Seller's  Indemnification.
             --------------------------

     14.2.1 Seller hereby agrees to indemnify and hold Purchaser, it successors, and assigns harmless from and against:

     14.2.2 Any and all claims, liabilities, and obligations of every kind and description, contingent or otherwise arising out of or related to the operation of Seller's business prior to the close of business on the day before the Closing Date, except for claims, liabilities, and obligations of Seller expressly assumed by Purchaser under this Agreement or paid by insurance maintained by Seller or Purchaser.

     14.2.3 Any and all damage resulting from any material misrepresentation, breach of warranty or covenant, or non-fulfillment of any agreement on the party of Seller under this Agreement.

     14.3    Purchaser's  Indemnification.  Purchaser  agrees  to  defend,
             -----------------------------
indemnify,  and  hold  harmless  Seller  from  and  against:

     14.3.1 Any and all claims, liabilities, and obligations of every kind and description arising out of or related to the operation of the business following Closing or arising out of Purchaser's failure to perform obligations of Seller assumed by Purchaser pursuant to this Agreement.

     14.3.2 Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Purchaser under this Agreement.

Section  15.    Closing.
------------    --------

     15.1    Time  and  Place.  This  Agreement shall be closed at 1:00 p.m. on
             ----------------
April 30, 1997, or at such other time as the parties may agree in writing at a location to be agreed upon by the parties.

Section  16.    Bulk Transfers.  Purchaser waives compliance by Seller with the
------------    ---------------
Uniform Bulk Transfers Act. Except for those liabilities assumed by Purchaser, as provided in Section 1.2, in the event any creditor of Seller claims the benefit of the Bulk Transfers Act as against Purchaser or any of the assets being conveyed to Purchaser under this Agreement, Seller shall immediately pay or otherwise satisfy such claim or undertake its defense. Seller shall indemnify and hold Purchaser harmless from and against any and all loss, expense, or damage resulting from the failure to comply with the Bulk Transfers Act. If
Seller fails to comply with the provisions of this Section and Purchaser is required to pay any creditor of Seller in order to protect the property purchased under this Agreement from claims or liens of Seller's creditors, except those assumed by Purchaser, then Purchaser may offset the amount it pays against the balance due Seller on the Note by furnishing to the escrow agent proof of such payment in the form of a receipt from the creditor involved.

Section  17.    Miscellaneous  Provision.
------------    -------------------------

     17.1    Amendment  and  Modification.  Subject  to  applicable  law,  this
             -----------------------------
Agreement may be amended, modified, or supplemented only by a written agreement signed by all of the parties hereto.

     17.2    Notices.  All notices, requests, demands, and other  communications
             --------
required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or two days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

          If  to  Purchaser,  to:     Kenneth G. Mason
                                      33 N. LaSalle Street,  Ste.  2131
                                      Chicago,  Il  60602

or to such other person or address as Purchaser furnish to Seller pursuant to the above.

          If  to  Seller,  to:        David G. Williams
                                      908 N. Creston
                                      Mesa, AZ  85213

or  to  such other address as Seller furnish to Purchaser pursuant to the above.

     17.3    Attorney  Fees.  In  the  event  an arbitration, suit or action  is
             ---------------
brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     17.4    Law  Governing.  This Agreement shall be governed by and  construed
             ---------------
in  accordance  with  the  laws  of  the  State  of  Illinois.

     17.5    Titles  and Captions.  All section titles or captions contained  in
             ---------------------
this Agreement are for convenience only and shall not be deemed party of the context nor affect the interpretation of this Agreement.

     17.6    Pronouns  and  Plurals.  All  pronouns  and any variations  thereof
             -----------------------
shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

     17.7    Entire  Agreement.  This  Agreement  contains  the  entire
             ------------------
understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement. Any amendments to this Agreement must be in writing and signed by the party against whom enforcement of that amendment is sought.

     17.8    Agreement  Binding.  This  Agreement  shall  be  binding  upon the
             -------------------
heirs,  executors. administrators, successors and assigns of the parties hereto.

     17.9    Arbitration.  If at any time during the term of this Agreement any
             ------------
dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

     17.10   Presumption.  This  Agreement or any Section  thereof  shall not be
             ------------
construed against any party due to the fact that said Agreement or any Section thereof was drafted by said party.

     17.11   Further Action.  The  parties  hereto shall execute and deliver all
             --------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purpose of the Agreement.

     17.12   Counterparts.  This  Agreement  may  be  executed  in  several
             -------------
counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

     17.13   Parties  in Interest.  Nothing  herein  shall be construed to be to
             --------------------
the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

     17.14   Savings  Clause.  If  any  provision  of  this  Agreement, or the
             ----------------
application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Dated:

MIDWEST ENTERPRISE                                INTERNATIONAL  HUMATE
CONSULTANTS, INC.                                 FERTILIZER  CO.
an Illinois corporation                           a Nevada corporation


by:  /s/  Kenneth G. Mason                        by:  /s/  David Williams
President                                         President

Attached  Exhibits:          A  -  List  of  Assets

                             B  -  Liabilities  &  Agreements  Assumed

                             C  -  Financial  Statements  or  Receipt

                                    EXHIBIT A
                                     ASSETS


     1992  CHEVY  FLEETSIDE
     1993  CHEVY  FLEETSIDE
     1993  CHEVY  FLEETSIDE
     1989  FREIGHTLINER  TRUCK
     1994  BLAZER

     TRAILERS
     TRAILER  WHEEL  &  FRAME

     MANUFACTURING  EQUIPMENT
     UNIVERSAL  CLEANING  SYSTEM

     OFFICE  EQUIPMENT
     FAX  MACHINE
     COMPUTER
     COMPUTER

     CASH
     ACCOUNT  RECEIVABLES
     INVENTORY
     PREPAID  ITEMS

     ALL  ASSETS  ON  ATTACHED  FINANCIAL  STATEMENT

                                 EXHIBITS B & C


     SEE ATTACHED FINANCIAL STATEMENTS FOR LISTED LIABILITIES/AGREEMENTS

                       INTERNATIONAL HUMATE FERTILIZER CO.
                                  BALANCE SHEET
                              AS OF APRIL 30, 1997

ASSETS                                                     April 30, 1997
------                                                     --------------
Current  Assets
Checking/Savings
Cash
International State Bank - Raton                               5,203.34
Lubbock Bank                                                   3,296.50
Total Cash                                                     8,499.84
Total Checking/Savings                                         8,499.84
Accounts  Receivable
*Accounts Receivable                                          72,876.05
Total Accounts Receivable                                     72,876.05
Other  Current  Assets
Accounts Receivable - Other                                    3,640.00
Inventory-Containers                                             670.00
Inventory-Raw  Material
Caustic Potash                                                    90.00
Ferrous Sulfate Heptahydrate-50                                1,176.00
Ferrous Sulf. Heptahydrate-Bulk                                1,400.00
Urea-50 lb bag                                                 5,267.25
Phosphoric Acid                                                1,540.00
Zinc Sulfate Monohydrate-50 Bag                                3,050.00
Manganese Sulf. Mono                                           2,500.00
Total Inventory - Raw Material                                15,023.25
Inventory-Finished
Agri-Hume 50 lb Bag                                            6,701.94
Agri-Hume 1 Ton Bag                                           10,252.80
Agri-Hume 50 Hi-Grade                                          1,258.74
Agri-Hume Bulk High Grade                                        822.00
Aqua-H 5 Gallon                                                1,196.13
Aqua-H 30 Gallon                                                 425.25
Aqua-H Bulk                                                   12,413.75
Aqua-H Plus N                                                     83.00
Aqua-F 5 Gallon                                                  643.20
Aqua-F 30 Gallon                                                 651.75
Aqua-F Bulk                                                    2,232.58
Calcium Plus                                                   2,375.00
Macro-Plus (5 gal)                                             1,305.09
Macro-Plus 30 Gal Drum                                           269.50
Macro-Plus Bulk                                                   70.00
Macro-Plus + (5 Gal)                                             899.24
Macro-Plus + Zinc                                              4,619.80
Total Inventory - Finished                                    46,219.77
Prepaid Inventory                                             53,457.14
Clearing Account                                              10,124.00
Total Other Current Assets                                   129,134.16
Total Current Assets                                         210,510.05
Fixed  Assets
Equipment
Furniture & Equipment                                          5,904.00
Manufacturing Equipment                                       29,055.00
Transportation Equipment                                     136,775.00
Accumulative Depreciation                                    (94,738.00)
Total Equipment                                               76,996.00
Total Fixed Assets                                            76,996.00
Other  Assets
Deposit-Utilities                                                360.00
Total Other Assets                                               360.00
TOTAL ASSETS                                                 287,866.05
------------                                                 ----------

Liabilities  &  Equity
Liabilities
Current  Liabilities
--------------------
Other  Current  Liabilities
Accounts Payable-Trade                                        39,284.22
Credit  Cards  Payable
Credit Card-Best Buy                                           1,471.33
Credit Card-BNY/Delaware                                       4,445.15
Credit Card-Household/Visa                                     6,189.99
Total Credit Cards Payable                                    12,106.47
Other  Accrued  Liabilities
Royalty Fees                                                   2,178.17
Loans Payable Officer-D.W.                                   120,259.58
Equipment Lease Payments                                      25,600.00
Total Other Accrued Liabilities                              148,037.75
Total Other Current Liabilities                              199,428.44
Total Current Liabilities                                    199,428.44
Long  Term  Liabilities
Notes  Payable-
Raton  International  Bank
42822-7103  7-2-97                                            50,591.98
42822-7102  8-5-98                                            35,681.60
Total Raton International Bank                                86,273.58
Forklift Lease                                                14,915.16
Total Notes Payable-                                         101,188.74
Total Long Term Liabilities                                  101,188.74
Total Liabilities                                            300,617.18
Equity
Opening Equity Balance                                        47,563.29
Net Income                                                   (60,314.42)
Total Equity                                                 (12,751.13)
TOTAL LIABILITIES & EQUITY                                   287,866.05
--------------------------                                   ----------

                       INTERNATIONAL HUMATE FERTILIZER CO.
                                 PROFIT AND LOSS
                          JULY 1996 THROUGH APRIL 1997

                                                        July 96 - April 97
                                                        ------------------
Ordinary  Income/Expense
------------------------
Income
Sales
Agri-Hume 50 lb Bag                                            4,648.00
Agri-Hume 1 Ton Bag-Chipped                                   12,810.00
Agri-Hume 50 Hi-Grade                                            495.00
Agri-Hume Bulk/Truck                                          34,560.00
Aqua-H 5 Gallon                                               13,880.00
Aqua-H Bulk                                                  101,921.58
Aqua-H (pnut)                                                 24,000.00
Aqua-H Plus N                                                    461.30
Aqua-F                                                         5,878.24
Aqua-F 55 Gallon                                                 990.00
Aqua-F Bulk                                                   16,593.22
Calcium Plus-5 Gallons                                        11,960.00
Macro-Plus Bulk                                                4,112.00
Macro-Plus + (5 gal)                                          34,885.85
Macro-Plus + Zinc                                              5,281.00
Sales Misc.                                                      450.00
Sales-Other                                                    3,505.00
Total Sales                                                  276,431.19
Sales Discounts                                               (8,651.88)
Royalty Fees                                                  (2,178.17)
Total Income                                                 265,601.14
Cost of Goods Sold
Cost of Goods Sold
Chemicals                                                      6,348.64
Freight-In                                                     2,260.00
Freight-Out                                                    3,382.17
Insurance                                                      5,774.51
Inventory/COGS Adjustment                                    (54,861.59)
Lease Equipment                                                2,744.44
Manufacturing Costs                                              255.90
Mfg-Sub Contract                                              17,198.37
Manufacturing Supplies                                           159.19
Packaging Containers                                           1,728.00
Total Packaging                                                1,728.00
Repairs & Maint (Equip)                                        2,696.58
Repairs & Maint (other)                                        1,117.12
Tools and Machinery                                            2,566.86
Transportation Taxes                                             139.32
Utilities                                                      5,563.74
Misc.                                                            756.99
Cost of Goods Sold - Other                                    66,075.54
Total Cost of Goods Sold                                      63,905.78
Total COGS                                                    63,905.78
Gross Profit                                                 201,695.36
Expense
Advertising                                                    1,040.18
Bank Service Charges                                           1,481.85
Bond Expense                                                     100.00
Contract Services
Consulting                                                     3,988.22
Total Contract Services                                        3,988.22
Dues and Subscriptions                                           251.05
Interest Expense
Finance Charge                                                   341.02
Loan Interest                                                  7,088.84
Interest Expense Other                                         2,529.67
Total Interest Expense                                         9,959.53
Licenses and Permits                                             394.40
Manufacture Rep's
Ashland Sales Co.                                                407.40
Az-Tex                                                        50,519.49
B. Workman                                                     1,965.50
R. Hudson                                                        448.32
L. Wright                                                     27,142.69
C. Bugge                                                       3,119.00
Total Manufacturing Rep's                                     83,602.40
Miscellaneous                                                     65.09
Office Expense
Maintenance                                                    1,280.99
Supplies                                                       4,775.05
Office Expense-Other                                              82.15
Total Office Expense                                           6,138.19
Postage and Delivery                                             748.21
Professional Fees
Legal                                                          2,627.63
Accounting                                                    11,774.81
Total Professional Fees                                       14,402.44
Rent-Equipment                                                   375.00
Rent
Houston                                                          800.00
Lubbock                                                        7,035.00
Raton                                                          9,750.00
Total Rent                                                    17,585.00
Repairs
Computer Repairs                                                  95.09
Total Repairs                                                     95.09
Research & Development                                         5,914.01
Subcontractors                                                   650.00
Taxes
Local                                                          1,217.86
Fuel                                                               6.00
Total Taxes                                                    1,223.86
Telephone                                                     14,549.50
Transportation
Airplane
Fuel                                                          18,371.31
Rent                                                           2,131.00
Lease                                                         25,600.00
Maintenance                                                   12,240.75
Training                                                       1,600.00
Total Airplane                                                59,943.06
Auto & Truck
Fuel                                                           4,957.29
Insurance                                                      7,479.88
License/Tags                                                     476.35
Maintenance                                                   10,112.29
Total Auto & Truck                                            23,025.81
Total Transportation                                          82,968.87
Travel
Airfare                                                        1,358.00
Lodging                                                        5,771.23
Travel                                                           889.81
Travel-Other                                                   3,898.77
Total Travel                                                  11,917.81
Uncategorized Expenses                                         1,126.17
Uncollectable Receivables                                      3,464.41
Total Expenses                                               262,041.28
Net Ordinary Income                                          (60,345.92)
Other  Income/Expense
Other  Income
Interest Income                                                   31.50
Total Other Income                                                31.50
Net Other Income                                                  31.50
Net Income                                                   (60,314.42)